UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ALKERMES PLC
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your control number Your vote matters! Meeting Materials: Notice of Meeting and Proxy Statement; Annual Report on Form 10-K Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 31, 2024 for Shareholders as of March 18, 2024 To request paper materials, please use one of the following methods: Internet: www.investorelections.com/ALKS Call (toll-free): 1-866-648-8133 Email: paper@investorelections.com * If requesting receipt of proxy materials, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting proxy materials. Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Copyright © 2024 BetaNXT, Inc. or its affiliates. All Rights Reserved Alkermes plc 2024 Annual General Meeting of Shareholders Friday, May 31, 2024 2:00 PM, Irish Standard Time Alkermes plc offices, located at Connaught House, 1 Burlington Road, Dublin 4, Ireland, D04 C5Y6 For a convenient way to view Alkermes plc's proxy materials, and VOTE your shares, please visit www.proxydocs.com/ALKS. To vote while visiting this site, you will need the 12 digit control number in the box below. You may vote your proxy by Internet or telephone prior to 11:59 PM Eastern Standard Time on May 30, 2024 (4:59 AM Irish Standard Time on May 31, 2024). This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this Notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under U.S. Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper copy. Proxy materials can be distributed by making them available on the Internet. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper copy in time for the Alkermes plc (the "Company") 2024 annual general meeting of shareholders (the "Annual Meeting"), you must make this request on or before May 21, 2024. styleINA C/O BETANXT, INC. P.O. BOX 8016, CARY, NC 27512-9903 SEE REVERSE FOR PROXY PROPOSALS Scan QR for digital voting

PROPOSAL 1. To elect as directors to serve a one-year term until the Company's 2025 annual general meeting of shareholders: 1.01 Emily Peterson Alva 1.02 Shane M. Cooke 1.03 David A. Daglio, Jr. 1.04 Richard B. Gaynor, M.D. 1.05 Cato T. Laurencin, M.D., Ph.D. 1.06 Nancy S. Lurker 1.07 Brian P. McKeon 1.08 Richard F. Pops 1.09 Nancy L. Snyderman, M.D. 1.10 Frank Anders Wilson 1.11 Christopher I. Wright, M.D., Ph.D. 2. To approve, in a non-binding, advisory vote, the compensation of the Company's named executive officers. 3. To approve, in a non-binding, advisory vote, the frequency of future advisory votes on the compensation of the Company's named executive officers. 4. To ratify, in a non-binding vote, the appointment of PricewaterhouseCoopers LLP as the independent auditor and accounting firm of the Company and to authorize, in a binding vote, the Audit and Risk Committee of the Board to set the independent auditor and accounting firm's remuneration. 5. To approve the Alkermes plc 2018 Stock Option and Incentive Plan, as amended. 6. To renew Board authority to allot and issue shares under Irish law. 7. To renew Board authority to disapply the statutory pre-emption rights that would otherwise apply under Irish law (special resolution). If any other matter is presented at the Annual Meeting upon which a vote may be properly taken, ordinary shares represented by all proxy cards received by the Company will be voted at the discretion of the named proxy holders as set forth on the proxy card. Any shareholder entitled to attend, speak and vote at the Annual Meeting may appoint one or more proxies, who need not be a shareholder of record of the Company. If you wish to appoint as proxy any person other than the individuals specified on the Company's proxy card, you may do so by contacting the Company Secretary at Alkermes plc, Connaught House, 1 Burlington Road, Dublin 4, Ireland, D04 C5Y6, Attention: Company Secretary or by delivering to the Company Secretary a proxy card in the form mailed to you or in the form set forth in Section 184 of the Irish Companies Act 2014. To obtain directions to attend the Annual Meeting, please contact the Company's Investor Relations team at investor_relations@alkermes.com. The Company's Irish statutory financial statements for the year ended December 31, 2023, including the reports of the directors and auditors thereon, are available on the Annual Reports page of the Investors section of the Company’s website at http://investor.alkermes.com. If you wish to receive a paper or e-mail copy, please contact the Company Secretary. THE BOARD OF DIRECTORS OF THE COMPANY (THE "BOARD") RECOMMENDS A VOTE: FOR ALL DIRECTOR NOMINEES NAMED IN PROPOSAL 1 FOR ON PROPOSALS 2, 4, 5, 6 AND 7 FOR THE “1 YEAR” OPTION IN PROPOSAL 3 Alkermes plc 2024 Annual General Meeting of Shareholders